TRANSFER AGENCY AND SERVICE AGREEMENT

                             between

                  T. ROWE PRICE SERVICES, INC.

                               and

                     THE T. ROWE PRICE FUNDS

                        TABLE OF CONTENTS

                                                        Page

Article A Terms of Appointment                           2
Article B Duties of Price Services                       3
          1.   Receipt of Orders/Payments                3
          2.   Redemptions                               5
          3.   Transfers                                 7
          4.   Confirmations                             7
          5.   Returned Checks and ACH Debits            7
          6.   Redemption of Shares under a Hold         8
          7.   Dividends, Distributions and Other Corporate
Actions   10
          8.   Abandoned Property and Lost Shareholders 10
          9.   Books and Records                        11
          10.  Authorized Issued and Outstanding Shares 13
          11.  Tax Information                          13
          12.  Information to be Furnished to the Fund  14
          13.  Correspondence                           14
          14.  Lost or Stolen Securities                14
          15.  Telephone/Computer Services              14
          16.  Collection of Shareholder Fees           15
          17.  Form N-SAR                               15
          18.  Cooperation With Accountants             15
          19.  Blue Sky                                 15
          20.  Other Services                           16
Article C Fees and Expenses                             16

Article D Representations and Warranties of the Price Services

18

Article E Representations and Warranties of the Fund    18

Article F Standard of Care/Indemnification              19

Article G Dual Interests                                21

Article H Documentation                                 21

Article I References to Price Services                  23

Article J Compliance with Governmental Rules and Regulations

23

                                i



Article K Ownership of Software and Related Material    23

Article L Quality Service Standards                     23

Article M As of Transactions                            23

Article N Term and Termination of Agreement             27

Article O Notice                                        27

Article P Assignment                                    27

Article Q Amendment/Interpretive Provisions             27

Article R Further Assurances                            28

Article S                            Maryland Law to Apply  28

Article T Merger of Agreement                           28

Article U Counterparts                                  28

Article V The Parties                                   28

Article W Directors, Trustees, Shareholders and Massachusetts

Business Trust                                          28

Article X Captions                                      29





















                               ii

              TRANSFER AGENCY AND SERVICE AGREEMENT



      AGREEMENT made as of the first day of January, 2002, by and between  T.  ROWE  PRICE SERVICES, INC., a  Maryland  corporation having  its  principal office and place of business at  100  East

Pratt  Street, Baltimore, Maryland 21202 ("Price Services"),  and

EACH FUND WHICH IS LISTED ON APPENDIX A (as such Appendix may  be amended  from time to time) and which evidences its agreement  to be  bound hereby by executing a copy of this Agreement (each such

Fund  individually hereinafter referred to as "the  Fund",  whose definition may be found in Article V);

      WHEREAS, the Fund desires to appoint Price Services as  its transfer agent, dividend disbursing agent and agent in connection with  certain  other  activities, and Price Services  desires  to accept such appointment;

      WHEREAS,  Price Services represents that it  is  registered with  the Securities and Exchange Commission as a Transfer  Agent

under  Section 17A of the Securities Exchange Act of  1934  ("'34

Act") and will notify each Fund promptly if such registration  is revoked  or  if any proceeding is commenced before the Securities and Exchange Commission which may lead to such revocation;

      WHEREAS,  Price  Services has the capability  of  providing shareholder  services on behalf of the Funds for the accounts  of shareholders in the Funds;

      WHEREAS,  certain  of  the Funds are underlying  investment options  of portfolios of College Savings Programs ("529  Plans")

and  Price Services has the capability of providing services,  on

behalf   of   the   Funds,  for  the  accounts   of   individuals

participating in these 529 Plans;

      WHEREAS, certain of the Funds are named investment  options under  various tax-sheltered retirement plans including, but  not limited  to,  individual retirement accounts,  Sep-IRA's,  SIMPLE plans,  deferred  compensation plans, 403(b)  plans,  and  profit sharing,  thrift,  and  money purchase pension  plans  for  self-

employed   individuals   and   professional   partnerships    and

corporations,  (collectively referred to as "Retirement  Plans");

and

      WHEREAS,  Price  Services has the capability  of  providing special  services, on behalf of the Funds, for  the  accounts  of shareholders participating in these Retirement Plans ("Retirement

Accounts").

      WHEREAS, Price Services may subcontract or jointly contract with other parties, on behalf of the Funds to perform certain  of the functions and services described herein including services to

Retirement Plans and Retirement Accounts;

      WHEREAS,  Price  Services may enter  into  agreements  with certain  third party intermediaries, who will perform certain  of the  services described herein for beneficial shareholders of the

Funds  and  may  accept orders on behalf of the  Fund  from  such beneficial shareholders;

      WHEREAS,  Price Services may also enter into, on behalf  of the  Funds,  certain  banking relationships  to  perform  various banking  services including, but not limited to, check  deposits,

check   disbursements,  automated  clearing  house   transactions

("ACH") and wire transfers.

      NOW,  THEREFORE,  in consideration of the mutual  covenants herein contained, the parties hereto agree as follows:

A.   Terms of Appointment

      Subject  to  the  terms and conditions set  forth  in  this

Agreement, the Fund hereby employs and appoints Price Services to act,  and  Price  Services agrees to act, as the Fund's  transfer agent,  dividend  disbursing agent and agent in connection  with:

(1)  the Fund's authorized and issued shares of its common  stock or shares of beneficial interest (all such stock and shares to be referred to as "Shares"); (2) any dividend reinvestment or  other

services    provided   to   the   shareholders   of   the    Fund

("Shareholders"),  including, without  limitation,  any  periodic investment  plan or periodic withdrawal program; and (3)  certain

529 Plans, Retirement Plan and Retirement Accounts as agreed upon by the parties.

      The  parties to the Agreement hereby acknowledge that  from time to time, Price Services and T. Rowe Price Trust Company  and their  affiliates  may enter into contracts  ("Other  Contracts")

with  employee  benefit  plans  and/or  their  sponsors  and  the sponsors  of  529 Plans for the provision of certain services  to

participants  of  529 Plans and Retirement Plans.    Compensation

paid to Price Services pursuant to this Agreement is with respect to the services described herein and not with respect to services provided under Other Contracts.

B.   Duties of Price Services

      Price  Services agrees that it will perform  the  following services:

     1.   Receipt of Orders/Payments

            Receive  for  acceptance,  orders/payments  for   the

     purchase   of  Shares  and  promptly  deliver  payment   and

     appropriate   documentation  thereof   to   the   authorized

     custodian  of the Fund (the "Custodian").  Upon  receipt  of any  check or other instrument drawn or endorsed  to  it  as agent  for, or identified as being for the account  of,  the

     Fund, Price Services will process the order as follows:

          -    Examine the check to determine if the check conforms to the

            Funds' acceptance procedures (including certain third-party check procedures).  If the check conforms, Price Services will endorse the check and include the date of receipt, will process the same for payment, and deposit the net amount to the parties agreed upon designated bank account prior to such deposit in the

            Custodial account, and will notify the Fund and the Custodian,

            respectively, of such deposits (such notification to be given on a daily basis of the total amount deposited to said accounts during the prior business day);

          -    Subject to guidelines mutually agreed upon by the Funds and

            Price Services, excess balances, if any, resulting from deposit in these designated bank accounts will be invested and the income therefrom will be used to offset fees which would otherwise be charged to the Funds under this Agreement;

          -    Ensure that any documentation received from Investors is in

            "good order" and all appropriate documentation is received to establish an account.

          -    Open a new account, if necessary, and credit the account of the investor with the number of Shares to be purchased according to the price of the Fund's Shares in effect for purchases made on that date, subject to any instructions which the Fund may have given to Price Services with respect to acceptance of orders for

            Shares;

          -    Maintain a record of all unpaid purchases and report such

            information to the Fund daily;

          -    Process periodic payment orders, as authorized by investors,

            in accordance with the payment procedures mutually agreed upon by both parties;

- Receive monies from Retirement Plans and determine the proper allocation of such monies to the Retirement Accounts based upon instructions received from Retirement Plan participants or Retirement Plan administrators ("Administrators");
- Process contributions in the 529 Plan investment option selected by participant and monitor participant account levels for maximum contribution limit as permitted by 529 Plan;
          -    Process orders received from third-party intermediaries on behalf of beneficial Shareholders of omnibus and individual accounts in the Funds in accordance with procedures established by agreement with such intermediaries. Receipt of orders by such third party intermediaries shall be deemed receipt by the Fund for purposes of Rule 22c-1 of the Investment Company Act of 1940;

            and

          -    Process telephone and computer orders for purchases of Fund shares from the Shareholder's bank account (via wire or ACH) to the Fund in accordance with procedures mutually agreed upon by both parties.

           Upon receipt of funds through the Federal Reserve Wire

     System  that  are designated for purchases  in  Funds  which declare  dividends at 12:00 p.m. (or such time as set  forth in  the  Fund's  current prospectus), Price  Services  shall promptly notify the Fund and the Custodian of such deposit.

     2.   Redemptions

           Receive  for acceptance redemption requests, including

     telephone    redemptions   and   requests   received    from

     Administrators  for distributions to participants  or  their designated  beneficiaries or for payment  of  fees  due  the

     Administrator   or  such  other  person,   including   Price

     Services, and deliver the appropriate documentation  thereof to  the  Custodian.  Price Services shall receive and  stamp with  the  date of receipt, all requests for redemptions  of

     Shares  (including  all certificates  delivered  to  it  for redemption)  and shall process said redemption  requests  as follows, subject to the provisions of Section 6 hereof:

          -    Examine the redemption request and, for written redemptions,

            the supporting documentation, to determine that the request is in good order and all requirements have been met;

          -    Notify the Fund on the next business day of the total number of Shares presented and covered by all such requests;

          -    For those Funds that impose redemption fees, calculate the fee owed on the redemption in accordance with the guidelines established between the Fund and Price Services;

          -    As set forth in the prospectus of the Fund, and in any

            event, on or prior to the seventh (7th) calendar day succeeding any such request for redemption, Price Services shall, from funds available in the accounts maintained by Price Services as agent for the Funds, pay the applicable redemption price in accordance with the current prospectus of the Fund, to the investor,

            participant, beneficiary, Administrator or such other person, as the case may be;

          -    Instruct custodian to wire redemption proceeds to a

            designated bank account of Price Services.  Subject to guidelines mutually agreed upon by the Funds and Price Services, excess balances, if any, resulting from deposit in these bank accounts will be invested and the income therefrom will be used to offset fees which would otherwise be charged to the Funds under this

            Agreement;

          -    If any request for redemption does not comply with the

            Fund's requirements, Price Services shall promptly notify the investor of such fact, together with the reason therefore, and shall effect such redemption at the price in effect at the time of receipt of all appropriate documents;

          -    Make such withholdings as may be required under applicable

            Federal tax laws;

          -    In the event redemption proceeds for the payment of fees are to be wired through the Federal Reserve Wire System or via ACH,

            Price Services shall cause such proceeds to be wired in Federal funds or via ACH to the bank account designated by Shareholder;

            Process  redemption orders received from third  party

            intermediaries on behalf of beneficial Shareholders in omnibus and individual accounts in the Funds in accordance with

            procedures established by agreement with such intermediaries.

            Receipt of redemption orders by such third party intermediaries shall be deemed receipt by the Fund for purposes of Rule 22c-1 of the Investment Company Act of 1940;

          -     Process distributions and refunds of 529 Plans to

            participants or others, as directed, in accordance with the 529

            Plan's requirements; and

          -    Process periodic redemption orders as authorized by the

            investor in accordance with the periodic withdrawal procedures for Systematic Withdrawal Plan ("SWP") and systematic ACH

            redemptions mutually agreed upon by both parties.

          Procedures and requirements for effecting and accepting

     redemption  orders from investors by telephone, Tele*Access,

     computer,  or  written instructions shall be established  by

     mutual  agreement  between  Price  Services  and  the   Fund

     consistent with the Fund's current prospectus.

     3.   Transfers

           Effect  transfers  of Shares by the registered  owners

     thereof   upon  receipt  of  appropriate  instructions   and

     documentation and examine such instructions for  conformance

     with  appropriate  procedures  and  requirements.   In  this

     regard, Price Services, upon receipt of a proper request for transfer, including any transfer involving the surrender  of certificates  of Shares, is authorized to transfer,  on  the

     records   of  the  Fund,  Shares  of  the  Fund,   including

     cancellation of surrendered certificates, if any, to  credit a like amount of Shares to the transferee.

     4.   Confirmations

           Mail all confirmations and statements as well as other

     enclosures requested by the Fund to the shareholders or  529 plan  participants, and in the case of Retirement  Accounts,

     to   the  participants  and/or  Administrators,  as  may  be

     required by the Funds or by applicable Federal or state law.

          5.   Returned Checks and ACH Debits

           In  order to minimize the risk of loss to the Fund  by

     reason  of  any check being returned unpaid, Price  Services will  promptly identify and follow-up on any  check  or  ACH debit  returned unpaid.  For items returned, Price  Services may  telephone the investor and/or redeposit  the  check  or debit  for  collection  or cancel the  purchase,  as  deemed

     appropriate.   Price Services and the Funds  will  establish

     procedures  for the collection of money owed the  Fund  from investors  who  have  caused losses due  to  these  returned items.

     6.   Redemption of Shares under a Hold

          -    Uncollected Funds.       Shares purchased by personal,

            corporate, governmental check, cashier's, treasurer's, certified or official checks or by ACH will be considered uncollected until the tenth calendar date following the trade date of the trade

            ("Uncollected Funds");

          -     Good Funds.  Shares purchased by wire transfer or

            automatically through a shareholder's paycheck will be considered collected immediately ("Good Funds").  Absent information to the contrary (i.e., notification from the payee institution),

            Uncollected Funds will be considered Good Funds on the tenth calendar day following trade date.

       -    Redemption of Uncollected Funds

            -    Shareholders making telephone requests for redemption of

               shares purchased with Uncollected Funds will be given two

               options:

                         1.    The  Shareholder will be permitted

                 to  exchange  to another Fund until the  payment

                 is deemed Good Funds; or

                         2.    The  redemption can  be  processed

                 utilizing   the  same  procedures  for   written

                 redemptions described below.

            -    If a written redemption request is made for shares where any portion of the payment for said shares is in Uncollected Funds,

               and the request is in good order, Price Services will promptly obtain the information relative to the payment necessary to determine when the payment becomes Good Funds.  The redemption will be processed in accordance with normal procedures, and the proceeds will be held until confirmation that the payment is Good

               Funds.  On the seventh (7th) calendar day after trade date, and each day thereafter until either confirmation is received or the tenth (10th) calendar day Price Services will call the paying institution to request confirmation that the check or ACH in question has been paid.  On the tenth calendar day after trade date, the redemption proceeds will be released, regardless of whether confirmation has been received.

       -    Checkwriting Redemptions.

            -    Daily, all checkwriting redemptions $10,000 and over

               reported as Uncollected Funds or insufficient funds will be reviewed.  An attempt will be made to contact the shareholder to obtain alternative instructions for payment  (through wire,

               exchange, transfer).  Generally by 12:00 p.m. the same day, if the matter has not been resolved, the redemption request will be rejected and the check returned to the Shareholder.

            -    All checkwriting redemptions under $10,000 reported as

               Uncollected or insufficient funds will be rejected and the check returned to the Shareholder.  The Funds and Services may agree to contact shareholders presenting checks under $10,000 reported as insufficient to obtain alternative instructions for payment.

       -    Confirmations of Available Funds/Bank Account Registrations.

          The Fund expects that situations may develop whereby it would be beneficial to determine (i) if a person who has placed an order for Shares has sufficient funds in his or her checking account to cover the payment for the Shares purchased or (ii) if the bank account owner(s) are the same as the Fund Shareholder(s) (i.e.,

          when establishing an account on-line and funding the account via

          ACH).  When this situation occurs, Price Services may call the bank in question and request that it confirm that sufficient funds to cover the purchase are currently credited to the account in question and/or the bank account owner(s) are the same as the mutual fund owner(s).  Price Services will maintain written documentation or a recording of each telephone call that is made under the procedures outlined above.  None of the above

          procedures shall preclude Price Services from inquiring as to the status of any check received by it in payment for the Fund's

          Shares as Price Services may deem appropriate or necessary to protect both the Fund and Price Services. If a conflict arises between Section 2 and this Section 6, Section 6 will govern.

          7.     Dividends,  Distributions  and  Other  Corporate

          Actions

          -    The Fund will promptly inform Price Services of the

            declaration of any dividend, distribution, stock split or any other distributions of a similar kind on account of its Capital

            Stock.

          -    Price Services shall act as Dividend Disbursing Agent for

            the Fund, and as such, shall prepare and make income and capital gain payments to investors.  As Dividend Disbursing Agent, Price

            Services will on or before the payment date of any such dividend or distribution, notify the Custodian of the estimated amount required to pay any portion of said dividend or distribution which is payable in cash, and the Fund agrees that on or about the payment date of such distribution, it shall instruct the

            Custodian to make available to Price Services sufficient funds for the cash amount to be paid out.  If an investor is entitled to receive additional Shares by virtue of any such distribution or dividend, appropriate credits will be made to his or her account.

          8.   Abandoned Property and Lost Shareholders

                In accordance with procedures agreed upon by both

          parties, report abandoned property to appropriate state

          and   governmental  authorities  of  the  Fund.   Price

          Services  shall, 90 days prior to the annual  reporting

          of  abandoned  property to each  of  the  states,  make

          reasonable  attempts to locate Shareholders  for  which

          (a) checks, tax forms, statements or confirms have been

          returned;  (b) for which accounts have aged outstanding

          checks;  or (c) accounts with share balances that  have

          been  coded with stop mail and meet the dormancy period

          guidelines specified in the individual states.    Price

          Services  shall  make  reasonable attempts  to  contact

          shareholders  for those accounts that have  significant

          aged  outstanding  checks  and  those  checks  meet   a

          specified dollar threshold.  Price Services shall  also

          comply  with  applicable  securities  regulations  with

          respect to searching for lost shareholders.

     9.   Books and Records

                Maintain  records showing for each  Shareholder's

          account,   529  Plan,  Retirement  Plan  or  Retirement

          Account, as the case may be, the following:

          -    Names, address and tax identification number;

          -    Number of Shares held;

          -    Certain historical information regarding the account of each

            Shareholder, including dividends and distributions distributed in cash or invested in Shares;

          -    Pertinent information regarding the establishment and

            maintenance of Retirement Plans and Retirement Accounts necessary to properly administer each account;

          -    Information with respect to the source of dividends and

            distributions allocated among income (taxable and nontaxable income), realized short-term gains and realized long-term gains;

          -   Any stop or restraining order placed against a Shareholder's account;

          -   Information with respect to withholdings on domestic and

            foreign accounts;

          -   Any instructions from a Shareholder including, all forms

            furnished by the Fund and executed by a Shareholder with respect to (i) dividend or distribution elections, and (ii) elections with respect to payment options in connection with the redemption of Shares;

          -   Any correspondence relating to the current maintenance of a

            Shareholder's account;

          -   Certificate numbers and denominations for any Shareholder

            holding certificates;

          -   Any information required in order for Price Services to

            perform the calculations contemplated under this Agreement.

            Price  Services  shall  maintain  files  and  furnish

     statistical  and  other information as required  under  this

     Agreement  and as may be agreed upon from time  to  time  by both  parties or required by applicable law.  However, Price

     Services  reserves the right to delete, change  or  add  any

     information   to   the  files  maintained;   provided   such

     deletions, changes or additions do not contravene the  terms of  this  Agreement or applicable law and do not  materially reduce  the  level of services described in this  Agreement.

     Price  Services  shall also use its best efforts  to  obtain additional  statistical and other information as  each  Fund may  reasonably request for additional fees as may be agreed to by both parties.

           Any  such  records maintained pursuant to  Rule  31a-1

     under  the Investment Company Act of 1940 and 17AD-6  and  7 under the Securities and Exchange Act will be preserved  for the  periods and maintained in a manner prescribed under the

     Rules.   Disposition of such records after  such  prescribed

     periods  shall be as mutually agreed upon by  the  Fund  and

     Price Services.  The retention of such records, which may be inspected by the Fund at reasonable times, shall be  at  the

     expense  of  the  Fund.   All records  maintained  by  Price

     Services  in connection with the performance of  its  duties under  this Agreement will remain the property of  the  Fund and, in the event of termination of this Agreement, will  be delivered  to the Fund as of the date of termination  or  at such other time as may be mutually agreed upon.

           All books, records, information and data pertaining to

     the  business  of  the other party which  are  exchanged  or received pursuant to the negotiation or the carrying out  of this  Agreement shall remain confidential, and shall not  be voluntarily  disclosed  to any other  person,  except  after prior  notification  to  and approval  by  the  other  party hereto,  which  approval shall not be unreasonably  withheld and may not be withheld where Price Services or the Fund may be  exposed  to  civil or criminal contempt proceedings  for

     failure   to   comply;  when  requested  to   divulge   such

     information by duly constituted governmental authorities; or

     after so requested by the other party hereto.

     10.  Authorized Issued and Outstanding Shares

          Record the issuance of Shares of the Fund and maintain,

     pursuant to Rule 17Ad-10(e) of the '34 Act, a record of  the total  number  of  Shares of the Fund which are  authorized,

     issued  and outstanding, based upon data provided to  it  by the  Fund.  Price Services shall also provide the Fund on  a regular basis the total number of Shares that are authorized and  issued and outstanding.  Price Services shall  have  no obligation,  when  recording  the  issuance  of  Shares,  to monitor the issuance of such Shares or to take cognizance of any laws relating to the issuance or sale of such Shares.

     11.  Tax Information

           Prepare and file with the Internal Revenue Service and

     with other appropriate state agencies and, if required, mail to  investors,  those  returns for reporting  dividends  and distributions  paid as required to be so filed  and  mailed,

     and  shall withhold such sums required to be withheld  under applicable  Federal income tax laws, rules, and regulations.

     Additionally,  Price Services will file and, as  applicable,

     mail  to  investors,  any  appropriate  information  returns required  to  be  filed in connection with  Retirement  Plan processing,  such  as  1099R, 5498, as  well  as  any  other appropriate forms that the Fund or Price Services  may  deem

     necessary.   The  Fund  and Price Services  shall  agree  to

     procedures  to  be followed with respect to Price  Services'

     responsibilities in connection with compliance with  back-up withholding and other tax laws.



          12.  Information to be Furnished to the Fund

           Furnish to the Fund such information as may be  agreed

     upon  between  the  Fund  and Price Services  including  any information  that  the  Fund and  Price  Services  agree  is necessary to the daily operations of the business.

     13.  Correspondence

            Promptly   and   fully  answer  correspondence   from

     shareholders, participants and  Administrators  relating  to

     Shareholder  Accounts,  Retirement Accounts,  and  529  Plan

     accounts,   transfer  agent  procedures,  and   such   other

     correspondence  as may from time to time be mutually  agreed upon with the Funds.  Unless otherwise instructed, copies of all  correspondence will be retained by  Price  Services  in accordance with applicable law and procedures.

     14.  Lost or Stolen Securities

           Pursuant to Rule 17f-1 of the '34 Act, report  to  the

     Securities  Information  Center  and/or  the  FBI  or  other appropriate  person  on  Form X-17-F-1A  all  lost,  stolen,

     missing  or  counterfeit  securities.   Provide  any   other

     services  relating to lost, stolen or missing securities  as may be mutually agreed upon by both parties.

     15.  Telephone/Computer Services

          Maintain a Telephone Servicing Staff of representatives

     ("Representatives")  sufficient to  timely  respond  to  all

     telephonic    inquiries   reasonably    foreseeable.     The

     Representatives   will  also  effect  telephone   purchases,

     redemptions,  exchanges,  and  other  transactions  mutually agreed upon by both parties, for those Shareholders who have authorized  telephone  services. The  Representatives  shall

     require   each  Shareholder  or  participant   effecting   a

     telephone  transaction to properly identify  himself/herself before  the  transaction  is effected,  in  accordance  with

     procedures agreed upon between by both parties.   Procedures

     for  processing  telephone  transactions  will  be  mutually agreed  upon by both parties.  Price Services will  also  be responsible  for providing Tele*Access, On-Line  Access  and such other Services as may be offered by the Funds from time to time.  Price Services will maintain a special Shareholder

     Servicing   staff  to  service  certain  Shareholders   with

     substantial relationships with the Funds.

     16.  Collection of Shareholder/Participant Fees

           Calculate and notify shareholders and participants  of

     529  Plans of any fees owed the Fund, its affiliates or  its

     agents.   Such  fees  include the  small  account  fee,  IRA

     custodial fee, wire fee and any initial and annual fees  for participation in the 529 Plan.

     17.  Form N-SAR

          Maintain such records, if any, as shall enable the Fund

     to fulfill the requirements of Form N-SAR.

          18.  Cooperation With Accountants

            Cooperate   with   each  Fund's  independent   public

     accountants   and  take  all  reasonable   action   in   the

     performance of its obligations under the Agreement to assure that  the  necessary information is made available  to  such accountants for the expression of their opinion without  any

     qualification   as  to  the  scope  of  their   examination,

     including,  but  not limited to, their opinion  included  in each  such  Fund's  annual report on Form N-SAR  and  annual amendment to Form N-1A.

     19.  Blue Sky

           Provide to the Fund or its agent, on a daily,  weekly,

     monthly and quarterly basis, and for each state in which the

     Fund's  Shares  are sold, sales reports and other  materials for blue sky compliance purposes as shall be agreed upon  by the parties.



     20.       Other Services

               Provide  such  other services as may  be  mutually

               agreed upon between Price

     Services and the Fund.

C.   Fees and Expenses

      Except as set forth in this Paragraph C, Price Services  is responsible  for  all expenses relating to the providing  of  the services  hereunder.  Each Fund is directly responsible  for  the fees  set  forth  under Section I of Schedule A  and  the  vendor charges  under Section II of Schedule A as well as the  following expenses and charges:

     -    Postage.  The cost of postage and freight for  mailing

       materials to Shareholders and 529 Plan and Retirement Plan participants, or their agents, including overnight delivery, UPS and other express mail services and special courier services required to transport mail between Price Services locations and mail processing vendors.

     -   Proxies.  The cost to mail proxy cards and other material

       supplied to it by the Fund and costs related to the receipt,

       examination  and  tabulation of returned proxies  and  the certification of the vote to the Fund.

     -   Communications

          -   Print.  The printed forms used internally and externally for documentation and processing Shareholder and 529 Plan and

            Retirement Plan participant, or their agent's inquiries and requests; paper and envelope supplies for letters, notices, and other written communications sent to Shareholders and Retirement

            Plan participants, or their agents.

          -   Print & Mail House.   The cost of internal and third party

            printing and mail house services, including printing of

            statements, prospectuses and reports sent to existing

            Shareholders.

          -   Voice and Data.  The cost of equipment (including associated maintenance), supplies and services used for communicating with and servicing Shareholders of the Fund and 529 Plan and

            Retirement Plan participants, or their agents, and other Fund offices or other agents of either the Fund or Price Services.

            These charges shall include:

               -   telephone toll charges (both incoming and outgoing, local,

                 long distance and mailgrams);

               -   data and telephone expenses to communicate with shareholders and transfer shareholders between T. Rowe Price facilities; and

               -   production support, service enhancements and custom

                 reporting for the shareholder mainframe recordkeeping system.

          -   Record Retention.  The cost of maintenance and supplies used to maintain, microfilm, copy, record, index, display, retrieve,

            and store, in optical disc, microfiche or microfilm form,

            documents and records.

          -   Disaster Recovery.  The cost of services, equipment,

            facilities and other charges necessary to provide disaster recovery for any and all services listed in this Agreement.


     As an accommodation to the Funds and acting as their agent,

Price Services may make payments directly to vendors for Fund expenses and, thereafter, be reimbursed by the Funds on a timely basis.

     Some invoices for these costs will contain costs for both

the Funds and other funds serviced by Price Services.  These costs will be allocated based on a reasonable allocation

methodology.   Where possible, such as in the case of inbound and

outbound WATS charges, allocation will be made on the actual distribution or usage.





D.   Representations and Warranties of Price Services

     Price Services represents and warrants to the Fund that:

     1.    It is a corporation duly organized and existing and in

     good standing under the laws of Maryland;

     2.    It  is  duly  qualified to carry on  its  business  in

     Maryland, Colorado and Florida;

     3.    It  is  empowered under applicable  laws  and  by  its

     charter   and  by-laws  to  enter  into  and  perform   this

     Agreement;

     4.    All requisite corporate proceedings have been taken to

     authorize it to enter into and perform this Agreement;

     5.    It  is  registered  with the Securities  and  Exchange

     Commission  as a Transfer Agent pursuant to Section  17A  of the '34 Act; and

     6.    It  has  and  will  continue to  have  access  to  the

     necessary facilities, equipment and personnel to perform its duties and obligations under this Agreement.

E.   Representations and Warranties of the Fund

     The Fund represents and warrants to Price Services that:

     1.    It  is  a corporation or business trust duly organized

     and existing and in good standing under the laws of Maryland or Massachusetts, as the case may be;

     2.    It  is  empowered under applicable  laws  and  by  its

     Articles  of Incorporation or Declaration of Trust,  as  the

     case  may  be,  and By-Laws to enter into and  perform  this

     Agreement;

     3.     All   proceedings  required  by  said   Articles   of

     Incorporation or Declaration of Trust, as the case  may  be,

     and  By-Laws have been taken to authorize it to  enter  into and perform this Agreement;

     4.    It is an investment company registered under the  Act;

     and

     5.    A  registration statement under the Securities Act  of

     1933  ("the '33 Act") is currently effective and will remain effective, and appropriate state securities law filings have been made and will continue to be made, with respect to  all

     Shares of the Fund being offered for sale.

F.   Standard of Care/Indemnification

     Notwithstanding anything to the contrary in this Agreement:

     1.    Price Services shall not be liable to any Fund for any

     act  or failure to act by it or its agents or subcontractors on behalf of the Fund in carrying or attempting to carry out the  terms  and provisions of this Agreement provided  Price

     Services  has acted in good faith and without negligence  or

     willful   misconduct   and  selected   and   monitored   the

     performance of its agents and subcontractors with reasonable care.

     2.    The  Fund  shall  indemnify and  hold  Price  Services

     harmless  from  and  against  all  losses,  costs,  damages,

     claims,  actions and expenses, including reasonable expenses for  legal  counsel,  incurred by Price  Services  resulting

     from:   (i) any action or omission by Price Services or  its

     agents  or subcontractors in the performance of their duties hereunder;  (ii)  Price  Services acting  upon  instructions believed  by  it to have been executed by a duly  authorized officer  of  the Fund; or (iii) Price Services  acting  upon information provided by the Fund in form and under  policies agreed  to  by Price Services and the Fund.  Price  Services shall not be entitled to such indemnification in respect  of actions  or  omissions  constituting negligence  or  willful misconduct of Price Services or where Price Services has not exercised  reasonable care in selecting  or  monitoring  the performance of its agents or subcontractors.

     3.    Except  as  provided in Article M of  this  Agreement,

     Price  Services shall indemnify and hold harmless  the  Fund

     from  all  losses,  costs,  damages,  claims,  actions   and

     expenses,  including reasonable expenses for legal  counsel,

     incurred  by  the  Fund  resulting from  the  negligence  or willful  misconduct of Price Services or which  result  from

     Price  Services'  failure  to exercise  reasonable  care  in selecting  or  monitoring the performance of its  agents  or

     subcontractors.   The  Fund shall not be  entitled  to  such

     indemnification   in   respect  of  actions   or   omissions

     constituting negligence or willful misconduct of  such  Fund or  its agents or subcontractors; unless such negligence  or misconduct is attributable to Price Services.

     4.    In  determining Price Services' liability, an isolated

     error  or omission will normally not be deemed to constitute negligence when it is determined that:

     -   Price Services had in place "appropriate procedures;" and

     -   the employee(s) responsible for the error or omission had

       been reasonably trained and were being appropriately monitored.

     No  evidence or circumstances have been produced to indicate that the individual who committed the error or omission  was functioning  in  bad  faith,  gross  negligence  or  willful misconduct at the time of the incident.

     It  is  understood that Price Services is not  obligated  to have  in place separate procedures to prevent each and every

     conceivable   type   of  error  or   omission.    The   term

     "appropriate  procedures" shall mean  procedures  reasonably

     designed  to  prevent and detect errors and  omissions.   In

     determining  the  reasonableness of such procedures,  weight will  be given to such factors as are appropriate, including the prior occurrence of any similar errors or omissions when such  procedures were in place and transfer  agent  industry standards in place at the time of the occurrence.

     5.    In  the  event either party is unable to  perform  its

     obligations  under  the terms of this Agreement  because  of acts  of God, strikes or other causes reasonably beyond  its control,  such party shall not be liable to the other  party for  any  loss,  cost,  damage,  claim,  action  or  expense resulting  from  such failure to perform or  otherwise  from such causes.

     6.    In order that the indemnification provisions contained

     in this Article E shall apply, upon the assertion of a claim for  which  either  party may be required to  indemnify  the other,  the  party  seeking indemnification  shall  promptly notify the other party of such assertion, and shall keep the

     other   party  advised  with  respect  to  all  developments

     concerning  such claim.  The party who may  be  required  to indemnify  shall  have  the option to participate  with  the party  seeking indemnification in the defense of such claim,

     or  to  defend against said claim in its own name or in  the name  of the other party.  The party seeking indemnification shall in no case confess any claim or make any compromise in any  case  in  which  the other party  may  be  required  to indemnify  it  except with the other party's  prior  written consent.

     7.    Neither party to this Agreement shall be liable to the

     other party for consequential damages under any provision of this Agreement.

G.   Dual Interests

      It  is  understood  that  some person  or  persons  may  be directors, officers, or shareholders of both the Funds and  Price

Services  (including Price Services' affiliates),  and  that  the existence of any such dual interest shall not affect the validity of  this  Agreement  or of any transactions hereunder  except  as otherwise provided by a specific provision of applicable law.

H.   Documentation

      As  requested  by Price Services, the Fund  shall  promptly furnish to Price Services the following:

     -   A certified copy of the resolution of the Directors/Trustees of the Fund authorizing the appointment of Price Services and the execution and delivery of this Agreement;

     -   A copy of the Articles of Incorporation or Declaration of

       Trust, as the case may be, and By-Laws of the Fund and all amendments thereto;

     -   As applicable, specimens of all forms of outstanding and new stock/share certificates in the forms approved by the Board of

       Directors/Trustees of the Fund with a certificate  of  the

       Secretary of the Fund as to such approval;

     -   All account application forms and other documents relating to Shareholders' accounts;

     -    An opinion of counsel for the Fund with respect to the

       validity of the stock, the number of Shares authorized, the status of redeemed Shares, and the number of Shares with respect to which a Registration Statement has been filed and is in effect; and

     -   A copy of the Fund's current prospectus.

      The  delivery of any such document for the purpose  of  any other agreement to which the Fund and Price Services are or  were parties  shall be deemed to be delivery for the purposes of  this

Agreement.

     -   As requested by Price Services, the Fund will also furnish from time to time the following documents:

     -   Each resolution of the Board of Directors/Trustees of the

       Fund authorizing the original issue of its Shares;

     -   Each Registration Statement filed with the Securities and

       Exchange Commission and amendments and orders thereto in effect with respect to the sale of Shares with respect to the Fund;

     -    A  certified copy of each amendment to the Articles of

       Incorporation or Declaration of Trust, and the By-Laws of the

       Fund;

     -     Certified  copies  of  each  vote  of  the  Board  of

       Directors/Trustees authorizing officers to give instructions to the Transfer Agent;

     -   Such other documents or opinions which Price Services, in

       its discretion, may reasonably deem necessary or appropriate in the proper performance of its duties; and

     -   Copies of new prospectuses issued.

      Price  Services  hereby  agrees to establish  and  maintain facilities and procedures reasonably acceptable to the  Fund  for safekeeping  of  stock certificates, check  forms  and  facsimile signature imprinting devices, if any; and for the preparation  or use,  and  for keeping account of, such certificates,  forms  and devices.





I.   References to Price Services

      Each  Fund agrees not to circulate any printed matter which contains  any  reference  to  Price Services  without  the  prior approval of Price Services, excepting solely such printed  matter

that merely identifies Price Services as agent of the Fund.   The

Fund  will  submit  printed matter requiring  approval  to  Price

Services  in draft form, allowing sufficient time for  review  by

Price  Services and its legal counsel prior to any  deadline  for printing.

J.   Compliance with Governmental Rules and Regulations

     Except as otherwise provided in the Agreement and except for the  accuracy  of  information furnished to  the  Fund  by  Price

Services,   each  Fund  assumes  full  responsibility   for   the

preparation,  contents and distribution of its  prospectuses  and compliance with all applicable requirements of the Act,  the  '34

Act,  the  '33 Act, and any other laws, rules and regulations  of governmental  authorities  having  jurisdiction  over  the  Fund.

Price  Services shall be responsible for complying with all laws,

rules   and   regulations  of  governmental  authorities   having

jurisdiction over transfer agents and their activities.

K.   Ownership of Software and Related Material

      All  computer programs, magnetic tapes, written  procedures and  similar items purchased and/or developed and used  by  Price

Services in performance of the Agreement shall be the property of

Price Services and will not become the property of the Fund.

L.   Quality Service Standards

      Price Services and the Fund may from time to time agree  to certain  quality  service standards, as well  as  incentives  and penalties with respect to Price Services' hereunder.

M.   As Of Transactions

     For purposes of this Article M, the term "Transaction" shall mean  any  single  or  "related transaction" (as  defined  below)

involving   the  purchase  or  redemption  of  Shares  (including

exchanges) that is processed at a time other than the time of the computation of the Fund's net asset value per Share next computed after receipt of any such transaction order by Price Services due

to   an   act   or   omission   of  Price   Services.    "As   Of

Processing"  refers to the processing of these Transactions.   If

more than one Transaction ("Related Transaction") in the Fund  is caused by or occurs as a result of the same act or omission, such transactions shall be aggregated with other transactions  in  the

Fund and be considered as one Transaction.

     -   Reporting

       Price Services shall:

                 1.     Utilize   a   system  to   identify   all

          Transactions, and shall compute the net effect of  such

          Transactions  upon  the Fund on a  daily,  monthly  and

          rolling  365-day basis. The monthly and rolling 365-day

          periods are hereafter referred to as "Cumulative."

                2.    Supply  to the Fund, from time to  time  as

          mutually   agreed   upon,  a  report  summarizing   the

          Transactions and the daily and Cumulative  net  effects

          of   such  Transactions  both  in  terms  of  aggregate

          dilution  and  loss ("Dilution") or gain  and  negative

          dilution  ("Gain")  experienced by the  Fund,  and  the

          impact  such Gain or Dilution has had upon  the  Fund's

          net asset value per Share.

                3.   With respect to any Transaction which causes

          Dilution  to  the Fund of $100,000 or more, immediately

          provide   the  Fund:  (i)  a  report  identifying   the

          Transaction and the Dilution resulting therefrom,  (ii)

          the  reason such Transaction was processed as described

          above, and (iii) the action that Price Services has  or

          intends to take to prevent the reoccurrence of such  as

          of processing ("Report").

     -   Liability

                     1.    It will be the normal practice of  the

          Funds not to hold Price Services liable with respect to

          any Transaction that causes Dilution to any single Fund

          of  less  than $25,000.  Price Services will,  however,

          closely  monitor for each Fund the daily and Cumulative

          Gain/Dilution  that is caused by Transactions  of  less

          than $25,000.  When the Cumulative Dilution to any Fund

          exceeds  3/10  of  1%  per share,  Price  Services,  in

          consultation  with  counsel  to  the  Fund,  will  make

          appropriate inquiry to determine whether it should take

          any remedial action.  Price Services will report to the

          Board  of Directors/Trustees of the Fund ("Board")  any

          action it has taken.

               2.   Where a Transaction causes Dilution to a Fund

          greater  than $25,000 ("Significant Transaction"),  but

          less  than  $100,000, Price Services will  review  with

          Counsel  to the Fund the circumstances surrounding  the

          underlying   Transaction  to  determine   whether   the

          Transaction was caused by or occurred as a result of  a

          negligent act or omission by Price Services.  If it  is

          determined  that  the  Dilution  is  the  result  of  a

          negligent  action or omission by Price Services,  Price

          Services   and  outside  counsel  for  the  Fund   will

          negotiate settlement.  Significant Transactions greater

          than $25,000 will be reported to the Audit Committee at

          its   annual  meeting  (unless  the  settlement   fully

          compensates   the   Fund  for   any   Dilution).    Any

          Significant  Transaction, however, causing Dilution  in

          excess  of the lesser of $100,000 or a penny per  share

          will be promptly reported to the Board and resolved  at

          the   next  scheduled  Board  Meeting.  Settlement  for

          Significant  Transactions causing Dilution of  $100,000

          or  more will not be entered into until approved by the

          Board.    The   factors  to  consider  in  making   any

          determination regarding the settlement of a Significant

          Transaction would include but not be limited to:

          -   Procedures and controls adopted by Price Services to prevent

            As Of Processing;

          -   Whether such procedures and controls were being followed at the time of the Significant Transaction;

          -   The absolute and relative volume of all transactions

            processed by Price Services on the day of the Significant

            Transaction;

          -   The number of Transactions processed by Price Services

            during prior relevant periods, and the net Dilution/Gain as a result of all such Transactions to the Fund and to all other

            Price Funds;

          -   The prior response of Price Services to recommendations made by the Funds regarding improvement to Price Services' As Of

            Processing procedures.

               3.   In determining Price Services' liability with

          respect to a Significant Transaction, an isolated error

          or  omission will normally not be deemed to  constitute

          negligence when it is determined that:

          -   Price Services had in place "appropriate procedures."

          -   the employee(s) responsible for the error or omission had

            been reasonably trained and were being appropriately monitored;

            and

          -   No evidence or circumstances have been produced to indicate that the individual who committed the error or omission was functioning in bad faith, gross negligence or willful misconduct at the time of the incident.

          It  is  understood that Price Services is not obligated

          to  have  in place separate procedures to prevent  each

          and  every conceivable type of error or omission.   The

          term  "appropriate  procedures" shall  mean  procedures

          reasonably  designed to prevent and detect  errors  and

          omissions.  In determining the reasonableness  of  such

          procedures, weight will be given to such factors as are

          appropriate,  including  the prior  occurrence  of  any

          similar  errors or omissions when such procedures  were

          in place and transfer agent industry standards in place

          at the time of the occurrence.

     -   As Of Transactions - Intermediaries

       If  an  As Of Transaction is performed by an intermediary,

       which  is  designated by the Fund to received  orders  for

       Fund  Shares, Price Services shall cause such intermediary to  promptly reimburse the Fund for any Dilution caused by such  As Of Transaction; provided, however, Price Services shall  not  be obligated to seek reimbursement  from  such intermediary if the Dilution is less than $100.





N.   Term and Termination of Agreement

     -   This Agreement shall run for a period of one (1) year from the date first written above and will be renewed from year to year thereafter unless terminated by either party as provided hereunder.

     -    This Agreement may be terminated by the Fund upon  one

       hundred twenty (120) days' written notice to Price Services; and

       by Price Services, upon three hundred sixty-five (365) days'

       writing notice to the Fund.

     -    Upon  termination hereof, the Fund shall pay to  Price

       Services such compensation as may be due as of the date of such termination, and shall likewise reimburse for out-of-pocket expenses related to its services hereunder.

O.   Notice

       Any  notice  as  required  by  this  Agreement  shall   be

sufficiently given (i) when sent to an authorized person  of  the other  party at the address of such party set forth above  or  at such other address as such party may from time to time specify in writing  to the other party; or (ii) as otherwise agreed upon  by appropriate officers of the parties hereto.

P.   Assignment

      Neither  this  Agreement  nor  any  rights  or  obligations hereunder may be assigned either voluntarily or involuntarily, by operation of law or otherwise, by either party without the  prior written  consent  of  the other party, provided  this  shall  not

preclude   Price   Services  from  employing  such   agents   and

subcontractors  as  it  deems  appropriate  to  carry   out   its

obligations set forth hereunder.

Q.   Amendment/Interpretive Provisions

      The  parties  by mutual written agreement  may  amend  this

Agreement  at  any  time.  In addition, in  connection  with  the operation  of  this Agreement, Price Services and  the  Fund  may agree from time to time on such provisions interpretive of or  in addition  to  the provisions of this Agreement as  may  in  their joint  opinion  be  consistent with the  general  tenor  of  this

Agreement.  Any such interpretive or additional provisions are to be  signed  by  all  parties  and annexed  hereto,  but  no  such provision shall contravene any applicable Federal or state law or regulation and no such interpretive or additional provision shall be deemed to be an amendment of this Agreement.

R.   Further Assurances

      Each  party agrees to perform such further acts and execute such  further  documents  as  are  necessary  to  effectuate  the purposes hereof.

S.   Maryland Law to Apply

     This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of Maryland.

T.   Merger of Agreement

      This  Agreement, including the attached Appendices and Schedules supersedes  any  prior agreement with respect to the  subject  hereof,

whether oral or written.

U.   Counterparts

      This Agreement may be executed by the parties hereto on any number  of  counterparts,  and all  of  said  counterparts  taken

together  shall  be  deemed  to  constitute  one  and  the   same

instruments.

V.   The Parties

     All references herein to "the Fund" are to each of the Funds listed  on  Appendix  A individually, as if this  Agreement  were between such individual Fund and Price Services.  In the case  of a  series Fund or trust, all references to "the Fund" are to  the individual series or portfolio of such Fund or trust, or to  such

Fund or trust on behalf of the individual series or portfolio, as

appropriate.   The "Fund" also includes any T. Rowe  Price  Funds

that  may  be established after the execution of this  Agreement.

Any reference in this Agreement to "the parties" shall mean Price

Services  and such other individual Fund as to which  the  matter pertains.

W.    Directors,  Trustees  and  Shareholders  and  Massachusetts

Business Trust

      It  is  understood and is expressly stipulated that neither the  holders of Shares in the Fund nor any Directors or  Trustees of the Fund shall be personally liable hereunder.

      With respect to any Fund which is a party to this Agreement and  which  is organized as a Massachusetts business  trust,  the term  "Fund" means and refers to the trustees from time  to  time serving  under  the  applicable trust agreement  (Declaration  of

Trust)  of  such Trust as the same may be amended  from  time  to

time.   It  is expressly agreed that the obligations of any  such

Trust  hereunder shall not be binding upon any of  the  trustees,

shareholders,  nominees, officers, agents  or  employees  of  the

Trust, personally, but bind only the trust property of the Trust,

as  provided  in  the Declaration of Trust  of  the  Trust.   The

execution  and delivery of this Agreement has been authorized  by the  trustees and signed by an authorized officer of  the  Trust,

acting  as such, and neither such authorization by such  Trustees nor  such execution and delivery by such officer shall be  deemed to  have been made by any of them, but shall bind only the  trust property of the Trust as provided in its Declaration of Trust.

X.   Captions

      The  captions in the Agreement are included for convenience of  reference  only  and in no way define or  limit  any  of  the provisions  hereof  or  otherwise affect  their  construction  or effect.


      IN  WITNESS  WHEREOF, the parties hereto have  caused  this

Agreement to be executed in their names and on their behalf under their seals by and through their duly authorized officers.


T. ROWE PRICE SERVICES, INC.        T. ROWE PRICE FUNDS


BY:                                BY:



DATED:                             DATED:






lhc\wpdata\agrmnt\2002.PriceServices.TransferAgencyAgreement.doc
                         APPENDIX A

          T. ROWE PRICE BALANCED FUND, INC.

          T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.
          T. Rowe Price Blue Chip Growth Fund--Advisor Class

          T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
          California Tax-Free Bond Fund
          California Tax-Free Money Fund

          T. ROWE PRICE CAPITAL APPRECIATION FUND

          T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

          T. ROWE PRICE CORPORATE INCOME FUND, INC.

          T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND, INC.

          T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND,
            INC.

          T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

          T. ROWE PRICE EQUITY INCOME FUND
          T. Rowe Price Equity Income Fund--Advisor Class

          T. ROWE PRICE EQUITY SERIES, INC.
          T. Rowe Price Equity Income Portfolio
          T. Rowe Price New America Growth Portfolio
          T. Rowe Price Personal Strategy Balanced Portfolio
          T. Rowe Price Mid-Cap Growth Portfolio
          T. Rowe Price Blue Chip Growth Portfolio
          T. Rowe Price Equity Index 500 Portfolio
          T. Rowe Price Health Sciences Portfolio

          T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

          T. ROWE PRICE FIXED INCOME SERIES, INC.
          T. Rowe Price Limited-Term Bond Portfolio
          T. Rowe Price Prime Reserve Portfolio

          T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

          T. ROWE PRICE GNMA FUND

          T. ROWE PRICE GROWTH & INCOME FUND, INC.

          T. ROWE PRICE GROWTH STOCK FUND, INC.
          T. Rowe Price Growth Stock Fund--Advisor Class

          T. ROWE PRICE HEALTH SCIENCES FUND, INC.

          T. ROWE PRICE HIGH YIELD FUND, INC.
          T. Rowe Price High Yield Fund--Advisor Class

          T. ROWE PRICE INDEX TRUST, INC.
          T. Rowe Price Equity Index 500 Fund
          T. Rowe Price Extended Equity Market Index Fund
          T. Rowe Price Total Equity Market Index Fund

          T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.
          T.  Rowe Price Institutional Mid-Cap Equity  Growth
          Fund
          T. Rowe Price Institutional Large-Cap Value Fund
          T. Rowe Price Institutional Small-Cap Stock Fund
          T. Rowe Price Institutional Large-Cap Growth Fund

          T.  ROWE  PRICE INSTITUTIONAL INTERNATIONAL  FUNDS,
          INC.
          T. Rowe Price Institutional Foreign Equity Fund

          T. ROWE PRICE INTERNATIONAL FUNDS, INC.
          T. Rowe Price International Stock Fund
          T. Rowe Price International Discovery Fund
          T. Rowe Price European Stock Fund
          T. Rowe Price New Asia Fund
          T. Rowe Price Japan Fund
          T. Rowe Price Latin America Fund
          T. Rowe Price Emerging Markets Stock Fund
          T. Rowe Price Global Stock Fund
          T. Rowe Price International Growth & Income Fund
          T.  Rowe  Price  International Stock  Fund--Advisor
          Class
          T. Rowe Price Emerging Europe & Mediterranean Fund
          T. Rowe Price International Bond Fund
          T. Rowe Price Emerging Markets Bond Fund
          T.  Rowe  Price  International  Bond  Fund--Advisor
          Class

          T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.
          T. Rowe Price International Equity Index Fund

          T. ROWE PRICE INTERNATIONAL SERIES, INC.
          T. Rowe Price International Stock Portfolio

          T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

          T. ROWE PRICE MID-CAP GROWTH FUND, INC.
          T. Rowe Price Mid-Cap Growth Fund--Advisor Class

          T. ROWE PRICE MID-CAP VALUE FUND, INC.

          T. ROWE PRICE NEW AMERICA GROWTH FUND

          T. ROWE PRICE NEW ERA FUND, INC.

          T. ROWE PRICE NEW HORIZONS FUNDS, INC.

          T. ROWE PRICE NEW INCOME FUND, INC.

          T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
          T. Rowe Price Personal Strategy Balanced Fund
          T. Rowe Price Personal Strategy Growth Fund
          T. Rowe Price Personal Strategy Income Fund

          T. ROWE PRICE PRIME RESERVE FUND, INC.
          T. Rowe Price Prime Reserve Fund--PLUS Class

          T. ROWE PRICE REAL ESTATE FUND, INC.

          T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.
          T. Rowe Price Reserve Investment Fund
          T. Rowe Price Government Reserve Investment Fund

          T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.
          T.  Rowe  Price  Science & Technology Fund--Advisor
          Class

          T. ROWE PRICE SHORT-TERM BOND FUND, INC.

          T. ROWE PRICE SMALL-CAP STOCK FUND, INC.
          T. Rowe Price Small-Cap Stock Fund--Advisor Class

          T. ROWE PRICE SMALL-CAP VALUE FUND, INC.
          T. Rowe Price Small-Cap Value Fund--Advisor Class

          T. ROWE PRICE SPECTRUM FUND, INC.
          Spectrum Income Fund
          Spectrum Growth Fund
          Spectrum International Fund

          T. ROWE PRICE STATE TAX-FREE INCOME TRUST
          New York Tax-Free Money Fund
          New York Tax-Free Bond Fund
          Maryland Tax-Free Bond Fund
          Virginia Tax-Free Bond Fund
          New Jersey Tax-Free Bond Fund
          Maryland Short-Term Tax-Free Bond Fund
          Florida Intermediate Tax-Free Fund
          Georgia Tax-Free Bond Fund
          Maryland Tax-Free Money Fund

          T. ROWE PRICE SUMMIT FUNDS, INC.
          T. Rowe Price Summit Cash Reserves Fund
          T. Rowe Price Summit GNMA Fund

          T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
          T. Rowe Price Summit Municipal Money Market Fund
          T. Rowe Price Summit Municipal Intermediate Fund
          T. Rowe Price Summit Municipal Income Fund

          T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
          T. Rowe Price Tax-Efficient Balanced Fund
          T. Rowe Price Tax-Efficient Growth Fund
          T. Rowe Price Tax-Efficient Multi-Cap Growth Fund

          T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.
          T. Rowe Price Tax-Exempt Money Fund--PLUS Class

          T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

          T. ROWE PRICE TAX-FREE INCOME FUND, INC.

          T. ROWE PRICE TAX-FREE INTERMEDIATE BOND FUND, INC.

          T.  ROWE  PRICE  TAX-FREE SHORT-INTERMEDIATE  FUND,
          INC.

          T. ROWE PRICE U.S. BOND INDEX FUND, INC.

          T. ROWE PRICE U.S. TREASURY FUNDS, INC.
          U.S. Treasury Intermediate Fund
          U.S. Treasury Long-Term Fund
          U.S. Treasury Money Fund

          T. ROWE PRICE VALUE FUND, INC.
          T. Rowe Price Value Fund--Advisor Class
                       AMENDMENT NO. 1
            TRANSFER AGENCY AND SERVICE AGREEMENT
                           Between
                T. ROWE PRICE SERVICES, INC.
                             And
                   THE T. ROWE PRICE FUNDS

The Transfer Agency and Service Agreement of January 1, 2002, between T. Rowe Price Services, Inc., and each of the Parties listed on Appendix A thereto is hereby amended, as of April 24, 2002, by adding thereto T. Rowe Price Institutional Income Funds, Inc., on behalf of T. Rowe Price Institutional High Yield Fund.


          T. ROWE PRICE BALANCED FUND, INC.

          T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.
          T. Rowe Price Blue Chip Growth Fund--Advisor Class

          T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
          California Tax-Free Bond Fund
          California Tax-Free Money Fund

          T. ROWE PRICE CAPITAL APPRECIATION FUND

          T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

          T. ROWE PRICE CORPORATE INCOME FUND, INC.

          T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND, INC.

          T.  ROWE  PRICE DIVERSIFIED SMALL-CAP GROWTH  FUND,
          INC.

          T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

          T. ROWE PRICE EQUITY INCOME FUND
          T. Rowe Price Equity Income Fund--Advisor Class

          T. ROWE PRICE EQUITY SERIES, INC.
          T. Rowe Price Equity Income Portfolio
          T. Rowe Price New America Growth Portfolio
          T. Rowe Price Personal Strategy Balanced Portfolio
          T. Rowe Price Mid-Cap Growth Portfolio
          T. Rowe Price Blue Chip Growth Portfolio
          T. Rowe Price Equity Index 500 Portfolio
          T. Rowe Price Health Sciences Portfolio

          T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

          T. ROWE PRICE FIXED INCOME SERIES, INC.
          T. Rowe Price Limited-Term Bond Portfolio
          T. Rowe Price Prime Reserve Portfolio

          T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

          T. ROWE PRICE GNMA FUND

          T. ROWE PRICE GROWTH & INCOME FUND, INC.

          T. ROWE PRICE GROWTH STOCK FUND, INC.
          T. Rowe Price Growth Stock Fund--Advisor Class

          T. ROWE PRICE HEALTH SCIENCES FUND, INC.

          T. ROWE PRICE HIGH YIELD FUND, INC.
          T. Rowe Price High Yield Fund--Advisor Class

          T. ROWE PRICE INDEX TRUST, INC.
          T. Rowe Price Equity Index 500 Fund
          T. Rowe Price Extended Equity Market Index Fund
          T. Rowe Price Total Equity Market Index Fund

          T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.
          T.  Rowe Price Institutional Mid-Cap Equity  Growth
          Fund
          T. Rowe Price Institutional Large-Cap Value Fund
          T. Rowe Price Institutional Small-Cap Stock Fund
          T. Rowe Price Institutional Large-Cap Growth Fund

          T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.
          T. Rowe Price Institutional High Yield Fund

          T.  ROWE  PRICE INSTITUTIONAL INTERNATIONAL  FUNDS,
          INC.
          T. Rowe Price Institutional Foreign Equity Fund

          T. ROWE PRICE INTERNATIONAL FUNDS, INC.
          T. Rowe Price International Stock Fund
          T. Rowe Price International Discovery Fund
          T. Rowe Price European Stock Fund
          T. Rowe Price New Asia Fund
          T. Rowe Price Japan Fund
          T. Rowe Price Latin America Fund
          T. Rowe Price Emerging Markets Stock Fund
          T. Rowe Price Global Stock Fund
          T. Rowe Price International Growth & Income Fund
          T.  Rowe  Price  International Stock  Fund--Advisor
          Class
          T. Rowe Price Emerging Europe & Mediterranean Fund
          T. Rowe Price International Bond Fund
          T. Rowe Price Emerging Markets Bond Fund
          T.  Rowe  Price  International  Bond  Fund--Advisor
          Class

          T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.
          T. Rowe Price International Equity Index Fund

          T. ROWE PRICE INTERNATIONAL SERIES, INC.
          T. Rowe Price International Stock Portfolio

          T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

          T. ROWE PRICE MID-CAP GROWTH FUND, INC.
          T. Rowe Price Mid-Cap Growth Fund--Advisor Class

          T. ROWE PRICE MID-CAP VALUE FUND, INC.

          T. ROWE PRICE NEW AMERICA GROWTH FUND

          T. ROWE PRICE NEW ERA FUND, INC.

          T. ROWE PRICE NEW HORIZONS FUNDS, INC.

          T. ROWE PRICE NEW INCOME FUND, INC.

          T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
          T. Rowe Price Personal Strategy Balanced Fund
          T. Rowe Price Personal Strategy Growth Fund
          T. Rowe Price Personal Strategy Income Fund

          T. ROWE PRICE PRIME RESERVE FUND, INC.
          T. Rowe Price Prime Reserve Fund--PLUS Class

          T. ROWE PRICE REAL ESTATE FUND, INC.

          T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.
          T. Rowe Price Reserve Investment Fund
          T. Rowe Price Government Reserve Investment Fund

          T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.
          T.  Rowe  Price  Science & Technology Fund--Advisor
          Class

          T. ROWE PRICE SHORT-TERM BOND FUND, INC.

          T. ROWE PRICE SMALL-CAP STOCK FUND, INC.
          T. Rowe Price Small-Cap Stock Fund--Advisor Class

          T. ROWE PRICE SMALL-CAP VALUE FUND, INC.
          T. Rowe Price Small-Cap Value Fund--Advisor Class

          T. ROWE PRICE SPECTRUM FUND, INC.
          Spectrum Income Fund
          Spectrum Growth Fund
          Spectrum International Fund

          T. ROWE PRICE STATE TAX-FREE INCOME TRUST
          New York Tax-Free Money Fund
          New York Tax-Free Bond Fund
          Maryland Tax-Free Bond Fund
          Virginia Tax-Free Bond Fund
          New Jersey Tax-Free Bond Fund
          Maryland Short-Term Tax-Free Bond Fund
          Florida Intermediate Tax-Free Fund
          Georgia Tax-Free Bond Fund
          Maryland Tax-Free Money Fund

          T. ROWE PRICE SUMMIT FUNDS, INC.
          T. Rowe Price Summit Cash Reserves Fund
          T. Rowe Price Summit GNMA Fund

          T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
          T. Rowe Price Summit Municipal Money Market Fund
          T. Rowe Price Summit Municipal Intermediate Fund
          T. Rowe Price Summit Municipal Income Fund

          T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
          T. Rowe Price Tax-Efficient Balanced Fund
          T. Rowe Price Tax-Efficient Growth Fund
          T. Rowe Price Tax-Efficient Multi-Cap Growth Fund

          T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.
          T. Rowe Price Tax-Exempt Money Fund--PLUS Class

          T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

          T. ROWE PRICE TAX-FREE INCOME FUND, INC.

          T. ROWE PRICE TAX-FREE INTERMEDIATE BOND FUND, INC.

          T.  ROWE  PRICE  TAX-FREE SHORT-INTERMEDIATE  FUND,
          INC.

          T. ROWE PRICE U.S. BOND INDEX FUND, INC.

          T. ROWE PRICE U.S. TREASURY FUNDS, INC.
          U.S. Treasury Intermediate Fund
          U.S. Treasury Long-Term Fund
          U.S. Treasury Money Fund

          T. ROWE PRICE VALUE FUND, INC.
          T. Rowe Price Value Fund--Advisor Class
                       AMENDMENT NO. 2
            TRANSFER AGENCY AND SERVICE AGREEMENT
                           Between
                T. ROWE PRICE SERVICES, INC.
                             And
                   THE T. ROWE PRICE FUNDS

The Transfer Agency and Service Agreement of January 1, 2002, between T. Rowe Price Services, Inc., and each of the Parties listed on Appendix A thereto is hereby amended, as of July 24, 2002, by adding thereto T. Rowe Price Tax-Free Income Fund, Inc., on behalf of T. Rowe Price Tax-Free Income Fund-- Advisor Class; T. Rowe Price International Funds, Inc., on behalf of T. Rowe Price International Growth & Income Fund-- Advisor Class, T. Rowe Price International Growth & Income Fund--R Class, and T. Rowe Price International Stock Fund--R Class; T. Rowe Price New Income Fund, Inc., on behalf of T. Rowe Price New Income Fund--Advisor Class and T. Rowe Price New Income Fund--R Class; T. Rowe Price Equity Income Fund, on behalf of T. Rowe Price Equity Income
Fund--R  Class;  T.  Rowe  Price Institutional  International
Funds, Inc., on behalf of T. Rowe Price Institutional Emerging Markets Equity Fund; T. Rowe Price Mid-Cap Value Fund, Inc., on behalf of T. Rowe Price Mid-Cap Value Fund-- Advisor Class and T. Rowe Price Mid-Cap Value Fund--R Class;
T. Rowe Inflation Protected Bond Fund, Inc.; T. Rowe Price Growth Stock Fund, Inc., on behalf of T. Rowe Price Growth Stock Fund--R Class; T. Rowe Price Mid-Cap Growth Fund, Inc., on behalf T. Rowe Price Mid-Cap Growth Fund--R Class; T. Rowe Price Blue Chip Growth Fund, Inc., on behalf of T. Rowe Price Blue Chip Growth Fund--R Class; T. Rowe Price Retirement Funds, Inc., on behalf of T. Rowe Price Retirement 2010 Fund,
T. Rowe Price Retirement 2020 Fund, T. Rowe Price Retirement 2030 Fund, and T. Rowe Price Retirement 2040 Fund.


          T. ROWE PRICE BALANCED FUND, INC.

          T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.
          T. Rowe Price Blue Chip Growth Fund--Advisor Class
          T. Rowe Price Blue Chip Growth Fund--R Class

          T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
          California Tax-Free Bond Fund
          California Tax-Free Money Fund

          T. ROWE PRICE CAPITAL APPRECIATION FUND

          T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

          T. ROWE PRICE CORPORATE INCOME FUND, INC.

          T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND, INC.

          T.  ROWE  PRICE DIVERSIFIED SMALL-CAP GROWTH  FUND,
          INC.

          T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

          T. ROWE PRICE EQUITY INCOME FUND
          T. Rowe Price Equity Income Fund--Advisor Class
          T. Rowe Price Equity Income Fund--R Class

          T. ROWE PRICE EQUITY SERIES, INC.
          T. Rowe Price Equity Income Portfolio
          T. Rowe Price New America Growth Portfolio
          T. Rowe Price Personal Strategy Balanced Portfolio
          T. Rowe Price Mid-Cap Growth Portfolio
          T. Rowe Price Blue Chip Growth Portfolio
          T. Rowe Price Equity Index 500 Portfolio
          T. Rowe Price Health Sciences Portfolio

          T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

          T. ROWE PRICE FIXED INCOME SERIES, INC.
          T. Rowe Price Limited-Term Bond Portfolio
          T. Rowe Price Prime Reserve Portfolio

          T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

          T. ROWE PRICE GNMA FUND

          T. ROWE PRICE GROWTH & INCOME FUND, INC.

          T. ROWE PRICE GROWTH STOCK FUND, INC.
          T. Rowe Price Growth Stock Fund--Advisor Class
          T. Rowe Price Growth Stock Fund--R Class

          T. ROWE PRICE HEALTH SCIENCES FUND, INC.

          T. ROWE PRICE HIGH YIELD FUND, INC.
          T. Rowe Price High Yield Fund--Advisor Class

          T. ROWE PRICE INDEX TRUST, INC.
          T. Rowe Price Equity Index 500 Fund
          T. Rowe Price Extended Equity Market Index Fund
          T. Rowe Price Total Equity Market Index Fund

          T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

          T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.
          T.  Rowe Price Institutional Mid-Cap Equity  Growth
          Fund
          T. Rowe Price Institutional Large-Cap Value Fund
          T. Rowe Price Institutional Small-Cap Stock Fund
          T. Rowe Price Institutional Large-Cap Growth Fund

          T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.
          T. Rowe Price Institutional High Yield Fund

          T.  ROWE  PRICE INSTITUTIONAL INTERNATIONAL  FUNDS,
          INC.
          T. Rowe Price Institutional Emerging Markets Equity
          Fund
          T. Rowe Price Institutional Foreign Equity Fund

          T. ROWE PRICE INTERNATIONAL FUNDS, INC.
          T. Rowe Price International Stock Fund
          T. Rowe Price International Discovery Fund
          T. Rowe Price European Stock Fund
          T. Rowe Price New Asia Fund
          T. Rowe Price Japan Fund
          T. Rowe Price Latin America Fund
          T. Rowe Price Emerging Markets Stock Fund
          T. Rowe Price Global Stock Fund
          T. Rowe Price International Growth & Income Fund
          T.  Rowe  Price  International Stock  Fund--Advisor
          Class
          T. Rowe Price Emerging Europe & Mediterranean Fund
          T. Rowe Price International Bond Fund
          T. Rowe Price Emerging Markets Bond Fund
          T.  Rowe  Price  International  Bond  Fund--Advisor
          Class
          T.  Rowe Price International Growth & Income Fund--
          Advisor Class
          T. Rowe Price International Growth & Income Fund--R
          Class
          T. Rowe Price International Stock Fund--R Class

          T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.
          T. Rowe Price International Equity Index Fund

          T. ROWE PRICE INTERNATIONAL SERIES, INC.
          T. Rowe Price International Stock Portfolio

          T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

          T. ROWE PRICE MID-CAP GROWTH FUND, INC.
          T. Rowe Price Mid-Cap Growth Fund--Advisor Class
          T. Rowe Price Mid-Cap Growth Fund--R Class

          T. ROWE PRICE MID-CAP VALUE FUND, INC.
          T. Rowe Price Mid-Cap Value Fund--Advisor Class
          T. Rowe Price Mid-Cap Value Fund--R Class

          T. ROWE PRICE NEW AMERICA GROWTH FUND

          T. ROWE PRICE NEW ERA FUND, INC.

          T. ROWE PRICE NEW HORIZONS FUNDS, INC.

          T. ROWE PRICE NEW INCOME FUND, INC.
          T. Rowe Price New Income Fund--Advisor Class
          T. Rowe Price New Income Fund--R Class

          T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
          T. Rowe Price Personal Strategy Balanced Fund
          T. Rowe Price Personal Strategy Growth Fund
          T. Rowe Price Personal Strategy Income Fund

          T. ROWE PRICE PRIME RESERVE FUND, INC.
          T. Rowe Price Prime Reserve Fund--PLUS Class

          T. ROWE PRICE REAL ESTATE FUND, INC.

          T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.
          T. Rowe Price Reserve Investment Fund
          T. Rowe Price Government Reserve Investment Fund

          T. ROWE PRICE RETIREMENT FUNDS, INC.
          T. Rowe Price Retirement 2010 Fund
          T. Rowe Price Retirement 2020 Fund
          T. Rowe Price Retirement 2030 Fund
          T. Rowe Price Retirement 2040 Fund

          T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.
          T.  Rowe  Price  Science & Technology Fund--Advisor
          Class

          T. ROWE PRICE SHORT-TERM BOND FUND, INC.

          T. ROWE PRICE SMALL-CAP STOCK FUND, INC.
          T. Rowe Price Small-Cap Stock Fund--Advisor Class

          T. ROWE PRICE SMALL-CAP VALUE FUND, INC.
          T. Rowe Price Small-Cap Value Fund--Advisor Class

          T. ROWE PRICE SPECTRUM FUND, INC.
          Spectrum Income Fund
          Spectrum Growth Fund
          Spectrum International Fund

          T. ROWE PRICE STATE TAX-FREE INCOME TRUST
          New York Tax-Free Money Fund
          New York Tax-Free Bond Fund
          Maryland Tax-Free Bond Fund
          Virginia Tax-Free Bond Fund
          New Jersey Tax-Free Bond Fund
          Maryland Short-Term Tax-Free Bond Fund
          Florida Intermediate Tax-Free Fund
          Georgia Tax-Free Bond Fund
          Maryland Tax-Free Money Fund

          T. ROWE PRICE SUMMIT FUNDS, INC.
          T. Rowe Price Summit Cash Reserves Fund
          T. Rowe Price Summit GNMA Fund

          T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
          T. Rowe Price Summit Municipal Money Market Fund
          T. Rowe Price Summit Municipal Intermediate Fund
          T. Rowe Price Summit Municipal Income Fund

          T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
          T. Rowe Price Tax-Efficient Balanced Fund
          T. Rowe Price Tax-Efficient Growth Fund
          T. Rowe Price Tax-Efficient Multi-Cap Growth Fund

          T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.
          T. Rowe Price Tax-Exempt Money Fund--PLUS Class

          T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

          T. ROWE PRICE TAX-FREE INCOME FUND, INC.
          T. Rowe Price Tax-Free Income Fund--Advisor Class

          T. ROWE PRICE TAX-FREE INTERMEDIATE BOND FUND, INC.

          T.  ROWE  PRICE  TAX-FREE SHORT-INTERMEDIATE  FUND,
          INC.

          T. ROWE PRICE U.S. BOND INDEX FUND, INC.

          T. ROWE PRICE U.S. TREASURY FUNDS, INC.
          U.S. Treasury Intermediate Fund
          U.S. Treasury Long-Term Fund
          U.S. Treasury Money Fund

          T. ROWE PRICE VALUE FUND, INC.
          T. Rowe Price Value Fund--Advisor Class


Attest:


/s/Patricia B. Lippert  /s/Joseph A. Carrier
Patricia B. Lippert           By:  Joseph A. Carrier
Secretary                     Treasurer


Attest:                  T. ROWE PRICE SERVICES, INC.

/s/Barbara A. Van Horn  /s/Henry H. Hopkins
Barbara A. Van Horn           By:  Henry H. Hopkins
Secretary                     Vice President




TRPPROD\EDG\Agmts.edg\2002 Agmts\TransferAgency2002.doc